UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 14, 2011

PROVECTUS PHARMACEUTICALS, INC.
 (Exact name of registrant as specified in charter)

Nevada	0-9410	90-0031917
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7327 Oak Ridge Hwy., Knoxville, Tennessee 37931
(Address of Principal Executive Offices)

(866) 594-5999
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.                      Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On January 12, 2011, the Company filed a Form 8-K to alert investors about a potential restatement of its quarterly reports on Form 10-Q for the first three quarters of 2010. On March 14, 2011, the Board of Directors, serving in its role as the audit committee, of Provectus Pharmaceuticals, Inc. (the “Company”), after consultation with and upon recommendation from management of the Company, concluded that its unaudited financial statements for the first three quarters of 2010 cannot be relied upon. Accordingly, investors should no longer rely upon the Company’s previously filed financial statements for the first three quarters of 2010.

The errors involve our accounting treatment of 5,291,654 warrants issued in March 2010 and 1,350,000 warrants issued in April 2010. The warrants were classified as equity in the unaudited financial statements for the first three quarters of 2010. The warrants should have been classified as liabilities pursuant to Accounting Standards Codification 815-40-15 "Determining Whether an Instrument (or Embedded Feature) Is Indexed to an Entity's Own Stock" ("ASC 815") and subsequent changes in fair value recorded in earnings.

The Company became aware of the error during the course of responding to comments to the Company's Form 10-K for the year ended December 31, 2009 and its Form 10-Q for the quarter ended September 30, 2010 received from the SEC.  The warrants contain certain anti-dilution provisions pursuant to which future issuances or deemed issuances of equity, in certain circumstances as defined in the agreement, without consideration or for consideration per share less than the applicable exercise price in effect immediately prior to such issue, will result in the exercise price of the warrants being reduced to the consideration per share received by the Company for such deemed issue. The Company has determined that the warrants should be classified as liabilities in accordance with ASC 815 due to the anti-dilution provisions contained in the warrants.

The Company will present the impact of the restatement on its previously issued 2010 quarterly financial statements  in  its annual report on Form 10-K for the year ended December 31, 2010, which the Company expects to file with the SEC on March 16, 2011.

The application of ASC 815 to the warrants will not impact the Company’s overall cash position or cash-based expense for any of the quarterly periods previously reported. The estimated necessary adjustments to the Company's consolidated balance sheets and statements of operations are summarized in the tables below. The Company determined its quantitative valuation of the warrants using a Monte-Carlo Simulation model.  Management of the Company believes the Monte-Carlo Simulation model is appropriate because it is a dynamic model which accommodates variable inputs.

         The Company also determined that its redeemable preferred stock should be reclassified outstide of permanent stockholders' equity.  The impact of the application of ASC 815 and the reclassification of redeemable preferred stock on the Company's previously filed unaudited quarterly financial statements is set forth below:

Consolidated Balance Sheet
as of March 31, 2010

	As Previously Reported	Adjustments	As Restated

Total current liabilities	$527,930	$-	$527,930
Long-term warrant liability	-	4,286,240	4,286,240
Total liabilities	527,930	4,286,240	4,814,170
Paid-in capital	88,650,285	(3,651,241)	84,999,044
Deficit accumulated during the development stage	(70,665,938)	(634,999)	(71,300,937)
Total Stockholders' Equity	18,067,721	(12,258,527)	5,809,194
Redeemable Preferred Stock	-	7,972,287	7,972,287

Consolidated Statement of Operations
for the Three Months Ended March 31, 2010
	As Previously Reported	Adjustments	As Restated

Total operating loss	$2,868,067	$-	$2,868,067
Loss on change in fair value of warrant liability	-	(634,999)	(634,999)
Net loss	2,868,017	634,999	3,503,016
Dividends on preferred stock	8,357,584	(385,341)	7,972,243
Net loss applicable to common shareholders	11,225,601	249,658	11,475,259
Basic and diluted loss per common share	0.16		0.17

Consolidated Balance Sheet
as of June 30, 2010
	As Previously Reported	Adjustments	As Restated

Total current liabilities	$782,694	$-	$782,694
Long-term warrant liability	-	3,187,994	3,187,994
Total liabilities	782,694	3,187,994	3,970,688
Paid-in capital	94,695,032	(4,690,741)	90,004,291
Deficit accumulated during the development stage	(76,187,498)	1,502,747	(74,684,751)
Total Stockholders' Equity	18,600,056	(13,369,878)	5,230,178
Redeemable Preferred Stock	-	10,181,884	10,181,884

Consolidated Statement of Operations
for the Three Months Ended June 30, 2010
	As Previously Reported	Adjustments	As Restated

Total operating loss	$5,521,828	$-	$5,521,828
Gain on change in fair value of warrant liability	-	2,137,746	2,137,746
Net loss	5,521,560	(2,137,746)	3,383,814
Dividends on preferred stock	2,590,033	(345,641)	2,244,392
Net loss applicable to common shareholders	8,111,593	(2,483,387)	5,628,206
Basic and diluted loss per common share	0.10		0.07

Consolidated Statement of Operations
for the Six Months Ended June 30, 2010
	As Previously Reported	Adjustments	As Restated

Total operating loss	$8,389,895	$-	$8,389,895
Gain on change in fair value of warrant liability	-	1,502,747	1,502,747
Net loss	8,389,577	(1,502,747)	6,886,830
Dividends on preferred stock	10,947,617	(730,982)	10,216,635
Net loss applicable to common shareholders	19,337,194	(2,233,729)	17,103,465
Basic and diluted loss per common share	0.26		0.23

Consolidated Balance Sheet
as of September 30, 2010
	As Previously Reported	Adjustments	As Restated

Total current liabilities	$1,022,866	$-	$1,022,866
Long-term warrant liability	-	2,656,662	2,656,662
Total liabilities	1,022,866	2,656,662	3,679,528
Paid-in capital	99,065,638	(4,690,741)	94,374,897
Deficit accumulated during the development stage	(83,626,706)	2,034,079	(81,592,627)
Total Stockholders' Equity	15,532,646	(8,353,143)	7,179,503
Redeemable Preferred Stock	-	5,696,481	5,696,481

Consolidated Statement of Operations
for the Three Months Ended September 30, 2010
	As Previously Reported	Adjustments	As Restated

Total operating loss	$7,439,800	$-	$7,439,800
Gain on change in fair value of warrant liability	-	531,332	531,332
Net loss	7,439,208	(531,332)	6,907,876
Dividends on preferred stock	111,484	-	111,484
Net loss applicable to common shareholders	7,550,692	(531,332)	7,019,360
Basic and diluted loss per common share	0.09		0.09

Consolidated Statement of Operations
for the Nine Months Ended September 30, 2010
	As Previously Reported	Adjustments	As Restated

Total operating loss	$15,829,695	$-	$15,829,695
Gain on change in fair value of warrant liability	-	2,034,079	2,034,079
Net loss	15,828,785	(2,034,079)	13,794,706
Dividends on preferred stock	11,059,101	(730,982)	10,328,119
Net loss applicable to common shareholders	26,887,886	(2,765,061)	24,122,825
Basic and diluted loss per common share	0.35		0.32

The Company’s management and the Board of Directors, serving in its role as the audit committee, discussed the matters disclosed in this Form 8-K with the Company’s independent registered public accounting firm.

Forward-Looking Statements

Certain statements in this current report on Form 8-K are forward-looking statements that involve a number of risks and uncertainties. Such forward-looking statements include statements about the public offering of common stock described herein. For such statements, the Company claims the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from the Company’s expectations. Factors that could cause actual results to differ materially from those stated or implied by the Company’s forward-looking statements are disclosed in its filings with the Commission. These forward-looking statements represent the Company’s judgment as of the time of this report. The Company disclaims any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 16, 2011

   PROVECTUS PHARMACEUTICALS, INC.

By: /s/ Peter R. Culpepper
Peter R. Culpepper
Chief Financial Officer and Chief Operating Officer